SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2004

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15475	95-4148675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2160 East Grand Avenue El Segundo, California	90245-1022
(Address of principal executive offices)	(Zip Code)

(310) 335-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits. The following exhibit is being furnished herewith:

99.1	Infonet Services Corporation press release dated June 11, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 11, 2004, Infonet Services Corporation (“Infonet”) issued a press release announcing its operating results for its fiscal year and fourth quarter ended April 2, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated to this Item 12 by reference.

Infonet had previously announced the termination by its terms of its outsourcing arrangement with AUCS Communications Services N.V. and the payment of an incentive fee to Infonet in connection with this termination. With the completion of this European outsourcing contract, Infonet no longer receives outsourcing revenue associated with the provisioning of outsourcing services. The press release contains a discussion of the non-GAAP financial measures of core revenue, net services revenue and core operating expenses. Core revenue is defined as revenue, excluding outsourcing contract revenue. Core operating expenses is defined as expenses, excluding expenses associated with providing outsourcing services. Core revenue represents 100% of revenue for fiscal year 2004 and core expenses represents 100% of expenses for fiscal year 2004. Net services revenue excludes the effect of incentive fees paid to Infonet in connection with the termination of the outsourcing contract, and core net services revenue excludes both outsourcing contract revenue and the related incentive fees. Infonet uses core revenue, core expenses and net services revenue to supplement its financial statements presented in accordance with GAAP. Since Infonet will no longer receive outsourcing revenue or incentive payments under the outsourcing contract, core revenue, core expenses and net services revenue are provided to enhance the investor’s overall understanding of Infonet’s current financial performance and prospects for the future. Specifically, Infonet believes that inclusion of core revenue, core expenses and net services revenue provides consistency in its financial reporting and facilitates the comparison of results of operations between its current, past and future periods. In addition, core revenue is one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Infonet will host an investor conference call and audio Web cast to review the financial results and the company’s future outlook on Monday, June 14, 2004, at 9 a.m. Eastern Daylight Time (6 a.m. in Los Angeles). Participants within the United States should call 1-800-500-0177. Outside the United States, participants should call 1-719-457-2697. For a live Web cast of the call and a full list of investor relations activities and presentations, please visit the investor relations portion of Infonet’s Web site at www.infonet.com. For a replay of the call within the United States, call 1-888-203-1112; outside the United States, call +1-719-457-0820. The replay will be available from noon, Eastern Daylight Time on Monday, June 14, through midnight on Friday, June 18, 2004. The confirmation code for the replay is 747641.

The information in this section shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date:	June 11, 2004	By:	/s/ Paul A. Galleberg
		Name:	Paul A. Galleberg
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Infonet Services Corporation press release dated June 11, 2004